CERTIFICATE NO.
RFC 2276

# RIVERVIEW FINANCIAL CORPORATION

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

COMMON STOCK

SHARES

CUSIP 769400 10 5

SEE REVERSE FOR CERTAIN DEFINITIONS

*THIS CERTIFIES that*

*is the owner of*

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE

RIVERVIEW FINANCIAL CORPORATION

*(hereinafter called the "Company"). The shares represented by this certificate are transferable on the books of the Company by said owner or by his or her duly authorized attorney, upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.*

*IN WITNESS WHEREOF, the said Company has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and its Corporate seal to be hereunto affixed.*

*DATED:*

Kandi L. Kopp
SECRETARY

Kirk D. Fox
PRESIDENT

RIVERVIEW FINANCIAL CORPORATION
CORPORATE SEAL
2013
PENNSYLVANIA

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATURE

H.BURR KEIM PHILA

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- ________ Custodian __________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ____________________
(State)

Additional abbreviations may also be used though not in the above list.

*For Value Received,* ________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

______________________________________________

______________________________________________ *Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint* ______________________________________________

______________________________________________ *Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.*

*Dated:* ____________________

X ______________________________

X ______________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

*Signature(s) Guaranteed*

BY: ______________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.